                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

---------------------------------------------x
In re                                        :
                                             :        Chapter 11 Case Nos.
                                             :
RHYTHMS NETCONNECTIONS INC., ET AL.,         :        01- 14283 (BRL) through
                                             :        01- 14287 (BRL)
                                             :
                  Debtors.                   :        (Jointly Administered)
                                             :
---------------------------------------------x

                        Monthly Operating Statements For
                 The Period January 1, 2002 to January 31, 2002

DEBTORS
Rhythms NetConnections Inc.
Rhythms Links Inc.
Rhythms Links Inc. - Virginia
Rhythms Leasing Inc.
RCanada, Inc.

DEBTORS' ADDRESS
9100 E. Mineral Circle
Englewood, CO 80112
                                              Monthly Disbursements: $9,297,508
                                                                     ----------
DEBTORS' ATTORNEYS
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153

                                   Monthly Operating Profit (Loss): $(1,301,000)
                                                                    -----------

     The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information, contained therein is complete, accurate and truthful to the best of my knowledge.

Date:                                   By /s/ Susan Richart
                                           ----------------------------
                                           Susan Richart
                                           Controller

Indicate if this is an amended statement by checking here

                                                          Amended Statement
                                                                            ----

                           RHYTHMS NETCONNECTIONS INC.
                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                         JANUARY 31,
                                                                            2002
                                                                         -----------
                                                                         (unaudited)
                                     ASSETS
Current assets:
  Cash and cash equivalents                                              $     6,017
  Short-term investments                                                     111,601
  Restricted cash                                                             49,207
  Accounts receivables, net                                                       --
  Loans, interest, and other receivables, net                                  4,205
  Inventory                                                                       --
  Prepaid expenses and other current assets                                    2,128
                                                                         -----------
    Total current assets                                                     173,158
                                                                         -----------

Furniture, fixtures and equipment, net                                         6,000
Collocation fees, net                                                             --
Investments                                                                    3,050
Other assets                                                                   2,874
                                                                         -----------
TOTAL ASSETS                                                             $   185,082
                                                                         ===========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Current portion of long-term debt                                      $        --
  Accounts payable - Trade
    Prepetition Liabilities                                                  6,797
    Post Petition Liabilities                                               13,644
  Interest payable                                                            31,489
  Accrued expenses                                                            14,441
  Other current liabilities                                                   11,302
Senior notes payable                                                         849,312
                                                                         -----------
    Total current liabilities                                                926,985
                                                                         -----------

Long-term Deferred Installation Revenues                                          --
                                                                         -----------
    Total liabilities                                                        926,985
                                                                         -----------

Mandatorily redeemable common stock warrants                                      --
Mandatorily redeemable preferred stock                                       505,584
                                                                         -----------
                                                                           1,432,569
Stockholders' deficit:
  Common stock, $0.001 par value; 250,000,000 shares authorized;
      79,739,764 shares issued as of 2000 and 79,750,254 as of 2001               80
     Treasury stock, at cost none as of 2000 and 156,768 as of 2001             (472)
  Additional paid-in capital                                                 330,819
  Warrants and Deferred Compensation                                          87,157

  Accumulated deficit                                                     (1,665,071)
  Accumulated comprehensive income                                                --
                                                                         -----------
    Total stockholders' deficit                                           (1,247,487)
                                                                         -----------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                              $   185,082
                                                                         ===========

                           RHYTHMS NETCONNECTIONS INC.
                       CONSOLIDATED SUPPLEMENTAL SCHEDULES
                                 (IN THOUSANDS)

                                                                 JANUARY 31,
                                                                   2002
                                                                 ----------
                                                                 (unaudited)
PREPAID AND OTHER CURRENT ASSETS
      Prepaid Maintenance Agreements                               $ 1,473
      Prepaid Insurance                                                340
      Prepaid Other                                                     --
                                                                   -------
           Subtotal                                                $ 1,813

      Current Deferred Installation Costs                               --

      Employee Trust Assets                                            315

           TOTAL                                                   $ 2,128
                                                                   =======

INVESTMENTS

      At Home Solutions                                            $ 3,000
      Other                                                             50
                                                                   -------

           TOTAL                                                   $ 3,050
                                                                   =======

OTHER ASSETS

      Deferred Business Acquisition Costs                          $    --
      Security Deposits                                              2,874
                                                                   -------

           TOTAL                                                   $ 2,874
                                                                   =======

ACCRUED EXPENSES

      Operating Expenses
           Prepetition                                             $    --
           Post Petition                                             9,355
                                                                   -------
             Subtotal                                              $ 9,355

      Accrued Wages and Benefits                                       172

      Accrued Sales, Use, Property, and Telecommuncation Fees        4,914
                                                                   -------

           TOTAL                                                   $14,441
                                                                   =======

OTHER CURRENT LIABILITIES

      Capital Lease Obligation                                          --
      Current Deferred Installation Revenues                            --
      Insurance Claim                                               11,250
      Sublease Deposits                                                 52
                                                                   -------

           TOTAL                                                   $11,302
                                                                   =======

                             RHYTHMS NETCONNECTIONS
                      Schedule of Disbursements by Company
                    January 1, 2002 through January 31, 2002

       COMPANY NAME                 OPERATING EXPENSES     PAYROLL EXPENSES     TOTAL DISBURSEMENTS
       -----------                  ------------------     ----------------     -------------------
Rhythms NetConnections, Inc.            $2,332,596            $2,938,349            $5,270,946

Rhythms Links Inc.                      $4,026,563                                  $4,026,563

Rhythms Links Virginia, Inc.            $       --                                  $       --

Rhythms Leasing                         $       --                                  $       --

RCanada Inc.                            $       --                                  $       --

                                        ----------            ----------            ----------
     TOTAL DISBURSEMENTS                $6,359,159            $2,938,349            $9,297,508
                                        ==========            ==========            ==========


                           RHYTHMS NETCONNECTIONS INC.
                       CONSOLIDATED STATEMENT OF CASH FLOW
                                 (IN THOUSANDS)

                                                                                  ONE MONTH ENDED
                                                                                    JANUARY 31,
                                                                                  ---------------
                                                                                       2002
                                                                                  ---------------
                                                                                     (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                                          $(1,301)
     Adjustments to reconcile net loss to net cash used for operating activities:
         Asset impairment and valuation                                                      5
     Net change in working capital:
         Decrease in accounts, loans, interest, and other receivables, net                 836
         Decrease in prepaid expenses and other current assets                             482
         Decrease in trust assets                                                        2,313
         Decrease in accounts payable                                                     (123)
         Decrease in accrued expenses and other current liabilities                     (4,084)
                                                                                       -------
                Net cash used for operating activities                                  (1,872)
                                                                                       -------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases (maturities) of government securities as restricted cash, net             2,628
     Purchases of furniture, fixtures, and equipment                                        (5)
                                                                                       -------
                Net cash provided by (used for) investing activities                     2,623
                                                                                       -------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from Borrowing (See note below)                                               --
                                                                                       -------
                Net cash provided by (used for) financing activities                        --
                                                                                       -------
Net increase in cash and cash equivalents                                                  751
Cash and cash equivalents at beginning of period                                         5,266
                                                                                       -------
Cash and cash equivalents at end of period                                             $ 6,017
                                                                                       =======
Supplemental schedule of cash flow information:
     Cash paid for interest                                                            $    --
                                                                                       =======

Proceeds from Borrowings represent funds received from MCI Worldcm related to Debtor In Possession Financing approved Sept 24, 2001.

                           RHYTHMS NETCONNECTIONS INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                 (IN THOUSANDS)

                                                          ONE MONTH ENDED     ONE MONTH ENDED
                                                             31-JAN                31-JAN
                                                          ---------------     ---------------
                                                              2002                 2002
                                                          ---------------     ---------------
                                                           (unaudited)         (unaudited)
Revenue:
        Service and Installation Revenues                    $    --             $    --
        Sales Returns and Allowances
                                                             -------             -------
   Service and installation, net                             $    --             $    --
                                                             -------             -------
Cost of Services:
   Network and service costs                                      --                  --

Operating Expenses:
   Selling, marketing, general and administrative              1,604               1,604
   Depreciation and amortization                                   5                   5
                                                             -------             -------
       Total Cost of Operations                              $ 1,609             $ 1,609
                                                             -------             -------
Loss from operations                                         $(1,609)            $(1,609)
                                                             -------             -------
Interest income                                                  278                 278
Interest expense (including amortized debt                        --                  --
   discount and issue costs)
Equity in losses of affiliates                                    --                  --
Other income                                                      30                  30
                                                             -------             -------
       Total other income (expense)                          $   308             $   308
                                                             -------             -------
NET LOSS                                                     $(1,301)            $(1,301)
                                                             =======             =======

                           RHYTHMS NETCONNECTIONS INC.
                           Expenses funded by Worldcom
                                  January 2002

FUNDING TRANSFERS AND COLLECTIONS FROM WORLDCOM:         2,258,052.16

EXPENSES REIMBURSED BY WORLDCOM:                         2,410,627.18

                           RHYTHMS NETCONNECTIONS INC.
                                Gross Wages Paid
                                  January 2002

          PAY PERIOD                  AMOUNT
          ----------                ---------
January 4, 2002                     2,696,550
December 31 - January 12, 2002        164,298
January 13-26, 2002                    51,212
                                    ---------
                                    2,912,060
                                    =========


All wage obligations are paid by the Debtor, Rhythms NetConnections Inc. No wages are paid by Rhythms Links, Rhythms Links VA, Rhythms Leasing or Rhythms Canada.

                           RHYTHMS NETCONNECTIONS INC.
                            SCHEDULE OF PAYROLL TAXES
                              FOR JANUARY 31, 2002

 DESCRIPTION                  PAYROLL TAX WITHHELD     PAYROLL TAX INCURRED     PAYROLL TAX PAID
 -----------                  --------------------     --------------------     ----------------
FIT WITHHELD                         (731,693)                                       731,693
MEDICARE WITHHELD                     (39,095)                                        39,095
OASDI WITHHELD                       (115,428)                                       115,428
SDI WITHHELD                             (417)                                           417             PAY PERIOD
SIT WITHHELD                         (106,613)                                       106,613             DECEMBER 4
MEDICARE PAYABLE                                              (39,095)                39,095             PAYMENT DATE - 1/4/02
SUI PAYABLE                                                    (4,364)                 4,364
FUTA PAYABLE                                                   (2,142)                 2,142
OASDI PAYABLE                                                (115,428)               115,428


FIT WITHHELD                          (39,298)                                        39,298
MEDICARE WITHHELD                      (2,387)                                         2,387
OASDI WITHHELD                         (3,490)                                         3,490
SDI WITHHELD                              (21)                                            21             PAY PERIOD
SIT WITHHELD                           (7,104)                                         7,104             DECEMBER 31-JANUARY 12
MEDICARE PAYABLE                                               (2,387)                 2,387             PAYMENT DATE - 1/11/02
SUI PAYABLE                                                      (468)                   468
FUTA PAYABLE                                                     (188)                   188
OASDI PAYABLE                                                  (3,490)                 3,490


FIT WITHHELD                          (11,617)                                        11,617
MEDICARE WITHHELD                        (743)                                           743             PAY PERIOD
OASDI WITHHELD                           (498)                                           498             JANUARY 13-26
SIT WITHHELD                           (2,053)                                         2,053             PAYMENT DATE - 1/25/02
MEDICARE PAYABLE                                                 (743)                   743
OASDI PAYABLE                                                    (498)                   498
                                 --------------------------------------------------------------
                                   (1,060,459)               (168,804)             1,229,263
                                 ==============================================================

                           RHYTHMS NETCONNECTIONS INC.
                          PAYROLL TAX PAYMENTS BY STATE
                                  JANUARY 2002

STATE       TOTAL
----        -----
CA           6,071
CO          93,406
GA          13,694
IL             663
MA             333
NV             627
VA           6,248
IRS      1,108,222
         ---------
         1,229,263
         =========

Rhythms NetConnections and Subsidiaries
Schedule of Tax Payments
For the Period 1/1/2002 through 1/31/2002

Account     Jurisdiction                        Date     Tax Description          Amount
 21305      NEW JERSEY SALES AND U             18-Jan-02 SUT                      1,520.47
 21305      Ohio Department of Tax             18-Jan-02 Prop Tax                 2,573.05
 21305      VIRGINIA, DEPARTMENT O             21-Jan-02 Prop Tax                    10.08
 21305      UTAH, STATE TAX COMMIS             21-Jan-02 SUT                        679.22
 21305      Ohio Department of Tax             31-Jan-02 SUT                            50
 21305      Ohio Department of Tax             31-Jan-02 SUT                            50
 21305      WASHINGTON STATE DEPAR             30-Jan-02 SUT                      1,209.35
 21305      DENVER, CITY AND COUNT             30-Jan-02 Property Tax            69,392.30

 21323      CALIFORNIA, STATE BOAR             18-Jan-02 B LIC                      273.44
 21323      Alexandria, City of                18-Jan-02 PROPERTY 2001                61.4
 21323      ANNAPOLIS, CITY OF                 18-Jan-02 PROPERTY 2001            1,333.31
 21323      Arlington, City of                 18-Jan-02 PROPERTY 2001              927.34
 21323      Newington Revenue Coll             18-Jan-02 Prop Tax                   447.28
 21323      NORWALK DEPARTMENT OF              18-Jan-02 Prop Tax                 1,930.86
 21323      Norwood, Town of                   18-Jan-02 Prop Tax                     9.18
 21323      Pinellas County Tax Co             18-Jan-02 Prop Tax                 1,475.31
 21323      Salt Lake City County              18-Jan-02 Prop Tax                   302.22
 21323      Peabody, city of                   18-Jan-02 PROPERTY 2001              557.98
 21323      Danbury, City of                   18-Jan-02 PROPERTY 2001                 137
 21323      GLOUCESTER CITY OF                 18-Jan-02 PROPERTY 2001               67.06
 21323      HARTFORD CITY OF                   18-Jan-02 PROPERTY 2001              129.34
 21323      HARTFORD CITY OF                   18-Jan-02 PROPERTY 2001            1,257.83
 21323      HYATTSVILLE, CITY OF               18-Jan-02 PROPERTY 2001              126.72
 21323      Lowell, City of                    18-Jan-02 PROPERTY 2001               63.04
 21323      Lynn, City of                      18-Jan-02 PROPERTY 2001              554.62
 21323      New Haven, City of                 18-Jan-02 PROPERTY 2001              231.14
 21323      Newnan, City Clerk's O             18-Jan-02 PROPERTY 2001              108.09
 21323      NEWTON, CITY OF                    18-Jan-02 PROPERTY 2001               392.2
 21323      Southfield, City of                18-Jan-02                          3,844.24
 21323      Texas City. City of                18-Jan-02 PROPERTY 2001              181.31
 21323      Waltham, Town of                   18-Jan-02 PROPERTY 2001              488.16
 21323      WORCESTER CITY OF                  18-Jan-02 PROPERTY 2001              145.88
 21323      Cuyahoga, County of                18-Jan-02 PROPERTY 2001           34,530.97
 21323      Dekalb Tax Commissione             18-Jan-02 PROPERTY 2001            5,641.14
 21323      DELAWARE, SECRETARY OF             18-Jan-02 PROPERTY 2001           30,070.00
 21323      Franklin County Treasu             18-Jan-02 PROPERTY 2001           16,806.43
 21323      Jefferson County Treas             18-Jan-02 PROPERTY 2001           13,348.12
 21323      Broomfield, City and C             21-Jan-02                          1,260.44
 21323      Carroll County Commiss             21-Jan-02 Prop Tax                   780.73
 21323      Maryland Office of Bud             21-Jan-02 Prop Tax                   223.54
 21323      Tammany, Parish of                 21-Jan-02 Prop Tax                 2,891.36
 21323      Malden, City of                    21-Jan-02 Prop Tax                   912.91
 21323      Quincy, City of                    21-Jan-02 Prop Tax                   743.52
 21323      Richmond, City of                  21-Jan-02 Prop Tax                 1,876.88

 21323      Stone Mountain, City o             21-Jan-02 Prop Tax                     76.6
 21323      Clark County Assessor              21-Jan-02 Prop Tax                   508.73
 21323      Clay County Collector              21-Jan-02 Prop Tax                 1,007.78
 21323      Clermont County Treasu             21-Jan-02 Prop Tax                 1,554.14
 21323      Coweta County Tax Coll             21-Jan-02 Prop Tax                   639.42
 21323      Delaware County Treasu             21-Jan-02 Prop Tax                 1,844.46
 21323      Douglas County Treasur             21-Jan-02 Prop Tax                 5,818.58
 21323      Hamilton County Treasu             21-Jan-02 Prop Tax                 6,577.92
 21323      Hartford County                    21-Jan-02 Prop Tax                 3,561.62
 21323      Howard County Departme             21-Jan-02 Prop Tax                 4,840.27
 21323      Jefferson County                   21-Jan-02 Prop Tax                    16.07
 21323      Jefferson Parish tax C             21-Jan-02 Prop Tax                 8,894.53
 21323      Kansas City                        21-Jan-02 Prop Tax                 6,326.58
 21323      Loudon County, Treasur             21-Jan-02 Prop Tax                 1,148.58
 21323      Connecticut, State of              21-Jan-02 Prop Tax                 1,027.47
 21323      Acton, Town of                     21-Jan-02 Prop Tax                      142
 21323      Andover, Town of                   21-Jan-02 Prop Tax                   602.17
 21323      Bel Air, Town of                   21-Jan-02 Prop Tax                   258.42
 21323      Westford, Town of                  21-Jan-02 Prop Tax                    31.16
 21323      Wethersfield, Town of              21-Jan-02 Prop Tax                   489.98
 21323      Weymouth, Town of                  21-Jan-02 Prop Tax                   243.84
 21323      Shelton Tax Collector              21-Jan-02 Prop Tax                    373.1
 21323      Snohomish County Treas             21-Jan-02 Prop Tax                 2,814.04
 21323      Spring Branch I.S.D.               21-Jan-02 Prop Tax                 1,683.97
 21323      Arlington, Town of                 21-Jan-02 Prop Tax                     8.87
 21323      Bedford, Town                      21-Jan-02 Prop Tax                   816.27
 21323      Billerica, Town of                 21-Jan-02 Prop Tax                 1,301.48
 21323      Brookline, Town of                 21-Jan-02 Prop Tax                   440.37
 21323      Burlington, Town of                21-Jan-02 Prop Tax                      270
 21323      Canton, Town of                    21-Jan-02 Prop Tax                   517.19
 21323      Chelmsford, Town of                21-Jan-02 Prop Tax                 1,125.06
 21323      Concord, Town of                   21-Jan-02 Prop Tax                    79.56
 21323      Danvers, Town of                   21-Jan-02 Prop Tax                   642.52
 21323      Dedham, Town of                    21-Jan-02 Prop Tax                    614.8
 21323      Enfield, Town of                   21-Jan-02 Prop Tax                    413.7
 21323      Framingham, Town of                21-Jan-02 Prop Tax                 1,097.90
 21323      Hingham, Town of                   21-Jan-02 Prop Tax                    78.73
 21323      Hopkinton, Town of                 21-Jan-02 Prop Tax                    205.5
 21323      Lexington, City of                 21-Jan-02 Prop Tax                   504.01
 21323      Milton, Town of                    21-Jan-02 Prop Tax                 1,547.95
 21323      Natick - MA, Town of               21-Jan-02 Prop Tax                   125.41
 21323      Needham, Town of                   21-Jan-02 Prop Tax                   182.75
 21323      READING TOWN OF                    21-Jan-02 Prop Tax                   917.99
 21323      Saugus, Town of                    21-Jan-02 Prop Tax                   286.14
 21323      Stratford, Town of                 21-Jan-02 Prop Tax                   252.47
 21323      Sudbury, Town of                   21-Jan-02 Prop Tax                    88.29
 21323      Tewksbury, Town of                 21-Jan-02 Prop Tax                 1,631.44
 21323      Wakefield, Town of                 21-Jan-02 Prop Tax                   565.54
 21323      Watertown, Town of                 21-Jan-02 Prop Tax                    244.8
 21323      Westborough, Town of               21-Jan-02 Prop Tax                    883.8
 21323      Wilmington, Town of                21-Jan-02 Prop Tax                 1,728.44
 21323      Utah County Treasurer              21-Jan-02 Prop Tax                    150.8

 21323      Watertown - CT, Town o             21-Jan-02 Prop Tax                     8.15
 21323      Weber County Treasurer             21-Jan-02 Prop Tax                   175.97
 21323      WELLESLEY TOWN OF                  21-Jan-02 Prop Tax                    93.92
 21323      Alpharetta, City of                21-Jan-02 Prop Tax                    19.21
 21323      Bowie, City of                     21-Jan-02 Prop Tax                     41.2
 21323      Brockton, City of                  21-Jan-02 Prop Tax                   496.01
 21323      MARSHFIELD TOWN OF                 25-Jan-02 PROPERTY 2001                54.7
 21323      Saugus, Town of                    25-Jan-02 PROPERTY 2001              283.11
 21323      Somerville, City of                25-Jan-02 PROPERTY 2001              237.44
 21323      Lake County Treasurer              25-Jan-02 PROPERTY 2001            1,147.46
 21323      King County                        25-Jan-02 PROPERTY 2001           54,092.66
 21323      Miami County Treasurer             25-Jan-02 PROPERTY 2001               233.5
 21323      Louisiana Tax Commissi             25-Jan-02 PROPERTY 2001               14.16
 21323      Beverly, City of                   25-Jan-02 PROPERTY 2001              649.15
 21323      Warren County Treasure             25-Jan-02 PROPERTY 2001              388.22
 21323      Fredericksburg, City o             25-Jan-02 PROPERTY 2001              336.22
 21323      Guilford, County of                25-Jan-02 PROPERTY 2001              470.32
 21323      Hernando County Florid             30-Jan-02 Property Tax                 64.8
                                                                                ----------
                                                                                325,624.87
                                                                                ==========